UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/09 - 6/30/09

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

FOXBY CORP.

SEMI-ANNUAL REPORT
JUNE 30, 2009

Ticker Symbol:

FXBY

11 Hanover Square
New York, NY 10005

www.foxbycorp.com

INVESTMENTS BY INDUSTRY*

PORTFOLIO ANALYSIS*

U.S. Equities	75%
Foreign Equities	26%

101%

*	Investments by industry and portfolio analysis use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors (unaudited).

FOXBY CORP.	Ticker
	Symbol:	FXBY

11 Hanover Square, New York, NY 10005

www.foxbycorp.com

August 6, 2009

Fellow Shareholders:

We are pleased to submit this 2009 Semi-Annual Report for Foxby Corp. and to welcome our new shareholders who also find the Fund’s flexible total return investment approach attractive. As a closed end fund seeking total return, the Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, and mutual funds. The Fund may employ aggressive and speculative investment techniques, such as selling securities short, employing futures and options, derivatives, and borrowing money for investment purposes, an approach known as “leverage.” The Fund may also invest defensively in high grade money market instruments. A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies. Effective August 6, 2009, Bassett S. Winmill became the portfolio manager of the Fund.

Market Report

In our 2008 Annual Report, we noted that the global economy was under pressure of historic proportions. We pointed out that the unemployment rate in the United States was then at a 15 year high of 6.7%, according to the U.S. Labor Department, and that claims for unemployment benefits had climbed to over 4 million, the highest level since 1982. Since then, the unemployment rate has climbed to 9.5%, a 26 year high. At a June 2009 joint meeting of the Federal Open Market Committee and the Board of Governors of the Federal Reserve System, officials forecasted unemployment at year end within a range of 9.7% to 10.6% . Interestingly, most of these same officials expressed expectations that the unemployment rate would fall next year, the economic contraction would slow, and the decline in economic activity could cease before long. Other forecasts made at the meeting suggest that real GDP (the market value of all final goods and services made within the borders of a nation in a year) may decline at a substantially slower rate in the second quarter of 2009 than it had in the first quarter and then increase in the second half of 2009 and into 2010, giving reasons for cautious optimism.

The recession in the United States continues, however, for the present. Having lowered the key federal funds interest rate repeatedly over the 2008 year, culminating in the unprecedented December 16 decision to lower the rate to a range of between 0% and 0.25%, the Federal Reserve Open Market Committee apparently still sees prospects for weak economic activity, substantial resource slack, and subdued inflation. Consequently, in June, the Committee maintained its target range for the federal funds rate at 0% and 0.25% . According to minutes of the Committee’s deliberations, the future path of the federal funds rate will depend on the Committee’s evolving expectations for the economy, but for now, given forecasts for only a gradual upturn in activity and the lack of inflationary pressures, the federal funds rate will be maintained at a low level for an extended period. A positive note, however, was sounded by recent U.S. government reports showing that both initial construction of U.S. homes and applications for building permits rose in the month of June. Beating many expectations, housing starts rose to 582,000 up 3.6% from 562,000 in May, and applications for building permits in June rose to 563,000, up 8.7% from the prior month.

Europe is also still in a deep recession, although there are some signs of improvement there as well. For example, even as the U.K. unemployment rate rose to a 12 year high of 7.6% in June, according to official data, those claiming unemployment benefits rose at the slowest pace for 13 months. With Japan, the world’s second largest economy, still in recession, the Bank of Japan’s Policy Board recently agreed to maintain its key interest rate at 0.1% due to its current expectations that Japan’s economy in terms of GDP will fall 3.4% in the year ending March 31, 2010, as compared to the 3.1% contraction projected earlier. The Policy Board further announced a decline in the growth projected in GDP for the next year from 1.2% to 1.0% . Amazingly, Japanese 10 year interest rates are approximately 1.3% .

Total Return Allocation

In view of these challenging market conditions, the Fund’s overall strategy in the first six months of 2009 was to stay the course – to let the fundamental value that we perceived in our portfolio return after the historic volatility of the second half of 2008 and first quarter of 2009 receded. In 2008, we took steps to increase the Fund’s diversification of industries, reducing both exposure to resource companies and leverage, so we felt prepared to weather the stormy market conditions. During the period, smaller capitalization portfolio companies involved with resources and technology outperformed, while larger financial company investments underperformed. Valuations of the Fund’s holdings of private companies were revised downward in line with the reduction of market multiples and their own weakening prospects. For the first six months of 2009, the Fund had a net asset value total return of 9.52%, with market total return of 60.00%, reflecting a reduced market price discount to net asset value. In the same period, the Standard & Poor’s 500 returned 3.16%, according to Morningstar. Our current view of financial conditions suggests that the Fund may benefit during the remainder of 2009 from its flexible portfolio approach, investing opportunistically in a variety of markets and employing aggressive and speculative investment techniques as deemed appropriate.

At June 30, 2009, the Fund’s top ten holdings comprised approximately 59% of its net assets. As a percent of net assets, investments in U.S. equities accounted for about 75% and foreign equities about 26%. As the Fund pursues its total return objective through this flexible approach, these holdings and allocations are subject to substantial change at any time. By way of illustration, at June 30, 2008, the Fund’s top ten holdings comprised approximately 44% of its net assets and as a percent of net assets, investments in U.S. equities accounted for about 50% and foreign equities about 54%, reflecting approximately 3% leverage.

We thank you for investing with Foxby and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of CEF Advisers, Inc., the Fund’s Investment Manager, own approximately 24.5% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill President

FOXBY CORP.	2

TOP TEN HOLDINGS - UNAUDITED

(at June 30, 2009)

1.	Del Monte Foods Company

2.	T. Rowe Price Group, Inc.

3.	Trend Micro, Inc.

4.	Franklin Resources, Inc.

5.	Brown & Brown, Inc.

6.	Nord Resources Corp.

7.	MagIndustries Corp.

8.	Texas Instruments, Inc.

9.	Dell, Inc.

10.	Berkshire Hathaway, Inc. Cl. B

Top ten holdings comprise approximately 59% of total net assets. Portfolio holdings are subject to change. This portfolio information should not be considered as a recommendation to purchase or sell a particular security.

3	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2009 (UNAUDITED)

Shares		Value
	COMMON STOCKS (95.53%)
	Canned Fruits and Vegetables (7.83%)
30,000	Del Monte Foods Company (1)	$281,400
	Computer Storage Devices (2.77%)
9,500	Seagate Technology (2)	99,370
	Copper Exploration and Project Development (5.24%)
438,000	Nord Resources Corp. (3)	188,340
	Diamond Exploration and Project Development (0%)
185,937	Etruscan Diamonds Ltd. (3)(4)	—
	Drugs, Proprietaries, and Sundries (6.69%)
4,000	AmerisourceBergen Corp. (2)	70,960
3,000	Herbalife Ltd.	94,620
1,700	McKesson Corp. (2)	74,800

		240,380
	Electronic Computers (6.50%)
12,500	Dell, Inc. (1)(3)	171,625
1,600	Hewlett-Packard Company	61,840

		233,465
	Fire, Marine & Casualty Insurance (4.59%)
57	Berkshire Hathaway, Inc., Class B (1)(3)	165,057
	General Medical & Surgical Hospitals (2.04%)
1,500	Universal Health Services, Inc. (2)	73,275
	Gold Exploration and Project Development (0.49%)
99,000	Etruscan Resources Inc. (3)	17,475
17,166	Q2 Gold Resources, Inc. (2)(3)(4)	—

		17,475
	Hospital and Medical Service Plans (3.48%)
5,000	UnitedHealth Group Inc. (1)	124,900
	Insurance Agents, Brokers and Services (5.88%)
10,600	Brown & Brown, Inc. (2)	211,258
75,000	Safety Intelligence Systems Corp. (3)(4)	—

		211,258
	Investment Advice (6.01%)
3,000	Franklin Resources Inc. (2)	216,030
	Natural Gas Distribution (0.55%)
12,713	MetroGAS S.A. ADR (3)	19,832
	Power Insulating and Related Equipment (2.00%)
4,000	NGK Insulators, Ltd. (1)	72,000

FOXBY CORP.	4	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2009 (UNAUDITED)

Shares		Value
	COMMON STOCKS - continued
	Reinsurance Carriers (4.23%)
6,800	Aspen Insurance Holdings Ltd. (1)	$151,912
	Security and Commodity Brokers, Dealers, Exchanges and Services (8.98%)
17,000	BGC Partners, Inc. (2)	64,430
6,200	T. Rowe Price Group, Inc. (2)	258,354

		322,784
	Semiconductors and Related Devices (9.60%)
9,900	Intel Corporation (1)	163,845
8,500	Texas Instruments Inc. (1)	181,050

		344,895
	Services - Prepackaged Software (11.35%)
1,600	DST Systems, Inc. (2) (3)	59,120
13,000	TIBCO Software Inc. (2)(3)	93,210
8,100	Trend Micro Incorporated ADR (1)(3)	255,555

		407,885
	Smelting (0%)
12,873	China Silicon Corp. (3)(4)	—
	Telephone Communications, Excluding Radio (2.18%)
9,000	Telecom Corporation of New Zealand Ltd.	78,390
	Timber and Other Resources (5.12%)
371,337	MagIndustries Corp. (3)	183,846

	Total common stocks (cost: $5,276,490)	3,432,494

	PREFERRED STOCKS (1.56%)
	Smelting
945	China Silicon Corp. (3) (4) (cost: $224,910)	56,227

Principal Amount
	CORPORATE BONDS AND NOTES (2.96%)
	Retail Consulting and Investment
424,931	Amerivon Holdings LLC 4%, due 2010 (cost: $424,931) (4)	106,233

See notes to financial statements.	5	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2009 (UNAUDITED)

Units		Value
	WARRANTS (0.03%) (3)
4	Amerivon Holdings LLC, expiring 5/31/10 (4)	$—
23,626	China Silicon Corp., expiring 7/18/10 (4)	—
111,110	Davie Yards Inc., expiring 2/20/10	957
219,000	Nord Resources Corp., expiring 6/05/12 (4)	—

	Total warrants (cost: $0)	957

Shares
	MONEY MARKET FUND (1.21%)
43,653	SSgA Money Market Fund, 0.25% (5) (cost: $43,653)	43,653

	SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (29.93%)
1,075,605	State Street Navigator Securities Lending Prime Portfolio (cost: $1,075,605)	1,075,605

	Total investments (cost: $7,045,589) (131.22%)	4,715,169
	Liabilities in excess of other assets (-31.22%)	(1,121,932)

	Net assets (100.00%)	$3,593,237

(1)	Fully or partially pledged as collateral on bank credit facility.

(2)	All or a portion of this security was on loan as of June 30, 2009.

(3)	Non-income producing.

(4)	Illiquid and/or restricted security that has been fair valued.

(5)	Rate represents the 7 day annualized yield at June 30, 2009.

ADR means “American Depositary Receipt.”

FOXBY CORP.	6	See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS
Investments at value (cost: $7,045,589)	$4,715,169
Receivables:
Interest	4,249
Dividends	1,417
Income from securities loaned	357
Other assets	313

Total assets	4,721,505

LIABILITIES
Collateral on securities loaned, at value	1,075,605
Accrued expenses	48,486
Administrative services payable	2,745
Investment management fee payable	1,432

Total liabilities	1,128,268

NET ASSETS	$3,593,237

NET ASSET VALUE PER SHARE
(applicable to 2,610,050 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$1.38

NET ASSETS CONSIST OF
Paid in capital	$15,621,502
Accumulated investment loss	(14,808)
Accumulated net realized loss on investments	(9,683,037)
Net unrealized depreciation on investments and foreign currencies	(2,330,420)

$3,593,237

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2009 (Unaudited)

INVESTMENT INCOME
Dividends	$39,721
Interest	8,457
Income from securities loaned	1,679

Total investment income	49,857

EXPENSES
Bookkeeping and pricing	11,506
Auditing	8,855
Shareholder communications	8,787
Investment management	7,848
Legal	7,240
Administrative services	6,800
Directors	1,770
Transfer agent	1,448
Insurance	1,086
Interest and fees on bank credit facility	862
Custodian	855
Other	660

Total expenses	57,717

Net investment loss	(7,860)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	22
Unrealized appreciation on:
Investments	265,951
Translation of assets and liabilities in foreign currencies	38,373

Net realized and unrealized gain on investments	304,346

Net increase in net assets resulting from operations	$296,486

See notes to financial statements.	7	FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
OPERATIONS
Net investment loss	$(7,860)	$(114,600)
Net realized gain (loss) on investments and foreign currency transactions	22	(1,783,152)
Unrealized appreciation (depreciation) of investments and foreign currencies	304,324	(3,752,217)

Net increase (decrease) in net assets resulting from operations	296,486	(5,649,969)

Total change in net assets	296,486	(5,649,969)
NET ASSETS
Beginning of period	3,296,751	8,946,720

End of period	$3,593,237	$3,296,751

End of period net assets include undistributed net investment loss	$(14,796)	$(6,948)

FOXBY CORP.	8	See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED)

1.	Organization and Significant Accounting Policies

Foxby Corp., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over the counter markets that are not also traded on a USNSE or Nasdaq are generally valued at the mean between the last bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts – The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund provides the broker/dealer an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation or depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures

9	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile. A small investment in certain futures could have a large impact on the Fund’s performance.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Security Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliate serve as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can otherwise be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period.

Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2005 – 2008), or expected to be taken in the Fund’s 2009 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOXBY CORP.	10

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

Indemnifications – The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

2.	Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1/2 of 1%. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2009, the Fund incurred total administrative cost of $6,800, comprised of $5,171 and $1,629 for compliance and accounting services, respectively.

3.	Distributions to Shareholders and Distributable Earnings

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$(8,840,629)
Post-October losses	(849,378)
Unrealized depreciation	(2,634,744)

$(12,324,751)

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the income from passive foreign investment companies.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, permanent differences between book and tax accounting have been reclassified by decreasing accumulated investment loss by $220,948, decreasing accumulated net realized loss on investments by $6,845,671 and decreasing paid in capital by $7,066,619.

At December 31, 2008, the Fund had a net capital loss carryover of $8,840,629, of which $6,343,522, $414,304, $837,334, $211,845, and $1,033,624 expires in 2009, 2010, 2011, 2013, and 2016, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4.	Fair Value Measurements

The Fund utilizes various methods to measure the fair value of investments as described in Note 1. GAAP establishes a hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

11	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

Level 1 -	quoted prices in active markets for identical investments.

Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common stock	$3,432,494	$—	$—	$3,432,494
Preferred stocks	—	—	56,227	56,227
Corporate bonds and notes	—	—	106,233	106,233
Warrants	957	—	—	957
Money market funds	1,119,258	—	—	1,119,258

	$4,552,709	$—	$162,460	$4,715,169

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Corporate Bonds and Notes	Warrants	Total
Balance, December 31, 2008	$74,839	$112,455	$208,279	$—	$395,573
Cost of purchases	8,996	—	8,373	—	17,369
Change in unrealized depreciation	(83,835)	(56,228)	(110,419)	—	(250,482)
Transfers in or out of Level 3	—	—	—	—	—

Balance, June 30, 2009	$—	$56,227	$106,233	$—	$162,460

5.	Securities Transactions

Purchases and sales of securities, excluding short term investments, aggregated $17,369 and $0, respectively, for the six months ended June 30, 2009. At June 30, 2009, for federal income tax purposes the aggregate cost of securities was $7,045,589 and net unrealized depreciation was $2,330,420, comprised of gross unrealized appreciation of $134,239 and gross unrealized depreciation of $2,464,659.

FOXBY CORP.	12

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONTINUED)

6.	Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note 1. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at June 30, 2009 were as follows:

Security	Acquisition Date	Cost	Value
China Silicon Corp. common shares	1/01/08-4/01/09	$30,638	$—
Amerivon Holdings LLC 4%, due 5/31/10	9/20/07	416,558	106,233
Amerivon Holdings LLC warrants expiring 5/31/10	9/20/07	—	—
China Silicon Corp. preferred shares	7/18/07	224,910	56,227
China Silicon Corp. warrants expiring 7/18/10	7/18/07	—	—
Q2 Gold Resources, Inc.	7/06/07	65	—
Nord Resources Corp. warrants expiring 6/5/12	5/14/07	—	—
Etruscan Diamonds Ltd.	2/28/07	320,129	—
Safety Intelligence Systems Corp.	9/05/02	225,000	—

		$1,217,300	$162,460

Percent of net assets		34%	5%

7.	Bank Credit Facility

The Fund, Global Income Fund, Inc., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank & Trust Company (“SSB”), the Fund’s custodian. Global Income Fund, Inc. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000 which prior to April 24, 2009 had been $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.80% per annum, calculated on the basis of actual days elapsed for a 360 day year. During the six months ended June 30, 2009, the Fund did not borrow from the credit facility. At June 30, 2009, there were investment securities pledged as collateral with a value of $1,567,344 and no outstanding borrowings under the credit facility.

8.	Securities Lending

The Fund may lend securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less than 102% of the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The value of loaned securities and related collateral outstanding at June 30, 2009 were $1,051,142 and $1,075,605, respectively.

13	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2009 (UNAUDITED) (CONCLUDED)

9.	Foreign Securities Risk

Investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10.	Capital Stock

At June 30, 2009, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during the six months ended June 30, 2009 and year ended December 31, 2008. At June 30, 2009, an affiliate of the Investment Manager owned approximately 24.5% of the Fund’s outstanding common stock.

11.	Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the six months ended June 30, 2009 and year ended December 31, 2008, the Fund did not repurchase any of its shares.

12.	Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

13.	Recently Issued Accounting Standards

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“FAS 161”), on January 1, 2009. FAS 161 amends and expands disclosures about derivative instruments and hedging activities to illustrate how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for, and how derivative instruments and related hedged items affect an entity’s financial position, results of operations, and cash flows. The adoption of FAS 161 had no impact on the financial statements of the Fund.

The Fund adopted FASB Statement of Financial Accounting Standards No. 165, Subsequent Events (“FAS 165”), on June 15, 2009. FAS 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, FAS 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated the impact of all subsequent events through August 20, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FOXBY CORP.	14

FINANCIAL HIGHLIGHTS

	Six Months Ended 6/30/09		Year Ended December 31,
	(Unaudited)		2008	2007	2006	2005	2004
Per Share Operating Performance (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.26		$3.43	$2.90	$2.50	$2.57	$2.75
Income from investment operations:
Net investment loss (1)	—	(2)	(.04)	(.06)	(.04)	(.17)	(.11)
Net realized and unrealized gain (loss) on investments	.12		(2.13)	.61	.44	.10	(.07)

Total from investment operations	.12		(2.17)	.55	.40	(.07)	(.18)
Less distributions:
Dividends from net investment income	—		—	(.02)	—	—	—

Net asset value, end of period	$1.38		$1.26	$3.43	$2.90	$2.50	$2.57

Market value, end of period	$.88		$.55	$2.96	$2.41	$2.05	$2.40

Total Return (3)
Based on net asset value	9.52%		(63.27)%	19.09%	16.00%	(2.72)%	(6.55)%
Based on market price	60.00%		(81.42)%	23.67%	17.56%	(7.66)%	(7.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,593		$3,297	$8,947	$7,560	$6,513	$6,699
Ratio of total expenses to average net assets	3.64	%(4)	3.76%	2.77%	2.34%	7.76%	5.27%
Ratio of net expenses to average net assets	3.64	%(4)	3.76%	2.77%	2.33%	7.76%	5.27%
Ratio of net expenses excluding loan interest and fees to average net assets	3.58	%(4)	3.35%	2.18%	1.90%	7.54%	5.19%
Ratio of net investment loss to average net assets	(.50	)%(4)	(1.71)%	(1.78)%	(1.44)%	(6.78)%	(4.31)%
Portfolio turnover rate	0%		78.13%	69.86%	110.67%	26.92%	164.08%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	Amount less than $.005 per share.

(3)	Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect bro- kerage commissions, if any.

(4)	Annualized.

See notes to financial statements.	15	FOXBY CORP.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Foxby Corp. and the investment manager, CEF Advisers, Inc., generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2009 to specifically consider the continuance of the Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager’s results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager’s trading practices, including soft dollars; the investment manager’s management of relationships with the custodian, transfer agent, pricing agent, brokers, and other service providers; the resources devoted to the investment manager’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreement; the investment manager’s gifts and entertainment log; and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein. The Board concluded that the investment manager is using soft dollars for the benefit of the Fund and its shareholders. The directors further concluded that the investment manager is using the Fund’s assets for the benefit of the Fund and its shareholders and is operating in the best interests of the Fund.

The Board of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Board considered the investment manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund. The directors also noted that the investment manager has managed the Fund for several years and indicated their belief that a long term relationship with a capable, conscientious investment manager is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the investment manager in managing the Fund. In this regard, the Board considered the investment manager’s in house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Fund. The Board concluded that the investment manager’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

FOXBY CORP.	16	Additional Information (Unaudited)

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the investment management fee, the Board considered information comparing the Fund’s management fee and expense ratio to those of comparable funds. The Board noted that economies of scale may develop for the Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in investment manager level economies of scale. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed end fund industry.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio is within a higher range, excluding extraordinary expenses, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board reviewed the level of the investment manager’s profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Fund. The Board concluded that potential “fall out” benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the investment manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

Additional Information (Unaudited)	17	FOXBY CORP.

PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder’s personal information to be private and confidential. This describes the practices followed by us to protect our shareholders’ privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know that information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.foxbycorp.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available to shareholders on its website at www.foxbycorp.com.

FOXBYCORP.COM

Visit us on the web at www.foxbycorp.com. The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports. For further information, please email us at info@foxbycorp.com.

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	Illinois Stock Transfer Company
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.illinoisstocktransfer.com
1-212-344-6310	1-800-757-5755

Additional Information (Unaudited)	18	FOXBY CORP.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information (Unaudited)	19	FOXBY CORP.

FOXBY CORP.

11 Hanover Square

New York, NY 10005

Printed on recycled paper

FXBY-SAR 6/09

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

 Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 4, 2009	Foxby Corp. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

September 4, 2009	Foxby Corp. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer